Exhibit 99.2

  Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002


Solely for the purposes of complying with Section 1, U.S.C., 1950, I, the undersigned Chief Financial Officer of M.B.A. Holdings, Inc. (the "Company") hereby certify, based on my knowledge, that the Quarterly Report on Form 10-Q of the Company for the quarter ended April 30, 2003 (the "Report") fully complies with the requirements of Section 13 (a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition of the Company.

Dated June 12, 2003


                                            By /s/ Dennis M. O'Connor
                                               ---------------------------------
                                               Dennis M. O'Connor
                                               Chief Financial Officer